U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported):         OCTOBER 16, 2000
                                                 -----------------------------


                                  Home.Web,  Inc.
     --------------------------------------------------------------
     (Exact  name  of  registrant  as  specified  in  its  charter)



                  NEVADA               0-30096         77-0454933
                  ------               -------         ----------
              (State or other        (Commission     (I.R.S. Employer
                jurisdiction         File Number)    Identification No.)
             of incorporation)


            435  MARTIN  STREET
         BLAINE,  WASHINGTON  USA                         98230
  ----------------------------------------              -----------
  (Address of principal executive offices)              (Zip Code)



Registrant's  telephone  number,  including  area  code:          (360) 332-1350
                                                        ------------------------

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     Pursuant to an Agreement and Plan of Reorganization (the "Agreement") executed on August 1, 2000 by and between Home.Web, Inc. (the "Company") and Duro Enzyme Products Inc. ("Duro Enzyme"), the Company conducted a voluntary share exchange (the "Exchange") with the shareholders of Duro Enzyme (a copy of the Agreement and Plan of Reorganization is attached hereto as Exhibit 2.1). The Exchange involved the issuance of a total of 28,800,000 shares of Common Stock of the Company to shareholders of Duro Enzyme in exchange for their Duro Enzyme Common Stock. Upon the close of the Exchange on October 16, 2000, the Company controlled 100% of the issued and outstanding Common Stock of Duro Enzyme.

     Pursuant to the Agreement, the principal shareholders of the Company surrendered 28,800,000 shares of Common Stock to the Company, which stock was cancelled by unanimous written consent of the members of the Board of Directors of the Company on September 29, 2000. Immediately prior to the Exchange, the Company had 4,076,400 shares of Common Stock issued and outstanding. After the Exchange and the issuance of 28,800,000 shares of Common Stock to the shareholders of Duro Enzyme, the following became the share ownership of the
Company:

NAME                                      NO. SHARES  % OWNERSHIP
                                          ----------  ------------

1.  Duro Enzyme Shareholders              28,800,000         87.6%

2.  Existing Shareholders of the Company   4,076,400         12.4%

                                          ==========  ============
         TOTALS                           32,876,400        100.0%


     The effect of the Agreement and Exchange was to transfer control of the Company to the former shareholders of Duro Enzyme. Duro Enzyme, along with all of its assets, became a wholly owned subsidiary of the Company.

     In anticipation of the Exchange, on September 29, 2000 the Board of Directors of the Company accepted the resignation of its directors and executive officers and appointed new directors and executive officers.

     The following individuals resigned as directors and executive officers of the Company:

         Dennis  Davis         Director  and  President
         Cornelia  Davis       Director,  Secretary  and  Treasurer
         Florence  Roberts     Director

     The following individuals were appointed directors and executive officers of the Company:

         Robert  L.  Jackman   Director,  President  and  Treasurer
         Dean  Branconnier     Director  and  Vice  President
         Jolene  Fuller        Director  and  Secretary

     The following summaries outline the professional backgrounds of the new directors and executive officers over the past five years:

     Robert  L.  Jackman
     -------------------
     Prior to becoming a member of the Board and President of the Company, Robert Jackman assisted with starting and organizing Duro Enzyme. Currently, Dr. Jackman is a research and development and management consultant to Thermo Enzyme Products Inc. (since 1998), Earthscape Maintenance Inc. (since 1997), Thermo Tech Technologies Inc. (since 1995), and Thermo Tech Research Systems Inc. (since 1995). As a consultant, he has assisted in the management of corporate research and new product and technology development, coordinated experimental research projects, provided technical support services, assisted with day-to-day management of operations, assisted with promotion of the companies and their products, assisted with preparation of patent applications, and provided quality control of facilities. In 1994 and 1995, Dr. Jackman worked as a research associate at the University of Guelph in Guelph, Ontario, Canada. As a research associate, he conducted research studies on food texture-structure relationships and published his findings. Dr. Jackman is an author of six book chapters and 20 scientific research papers. He received a Ph.D. in Food Science in 1992 and a Masters of Science degree in 1988 from the University of Guelph. He also has a Bachelors of Science degree from the University of British Columbia, which he received in 1985.

     Dean  Branconnier
     -----------------
     Over the past year, Dean Branconnier has assisted with the organization and development of Duro Enzyme. Prior to the year 2000, Mr. Branconnier was Plant Manager for the Richmond Bio Conversion Inc. Thermo Master Plant in Richmond, British Columbia, Canada (1998-2000) and for the Hamilton Bio Conversion Inc. Thermo Master Plant in Hamilton, Ontario, Canada (1995-1998). As Plant Manager, Mr. Branconnier has the following duties and responsibilities: assist with project schedules and construction contracts; responsible for start of operations at both plants; maintain a daily log of all plant events and manage daily operations; oversee all office administration; manage expenditures; ensure compliance with permits; conduct performance reviews of employees; ensure plant safety and security; and staff the plants. From 1985 to 1995, Mr. Branconnier worked as a management consultant for Thermo Tech Waste Systems Inc., assisting with managing and organization the startup company.

     Jolene  Fuller
     --------------
     Over the past year, Jolene Fuller has assisted with day-to-day operations at Duro Enzyme. She has monitored the research and development projects, reviewed promotional materials, set up the office and hired personnel. Since 1998, Ms. Fuller was an office administrator at Thermo Enzyme Products Ltd. Her duties and responsibilities included: hiring and training administrative staff; monitoring research and development projects; implementing policies and procedures; and reviewing promotional materials. Since 1993, Ms. Fuller has been property manager of several rental properties. As property manager, she is responsible for collecting rents, monitoring repairs, retaining contracts, and managing the portfolio of properties. Since 1997, Ms. Fuller has been Vice President of Earthscape Maintenance Inc., a Langley, B.C. company. She is responsible for office management and bookkeeping and maintaining a database of customers. From 1988 to 1998, Ms. Fuller was Office Manager at Thermo Tech Technologies Inc. As Office Manager she had the following duties and responsibilities: bookkeeping; reviewing and filing documents; ordering supplies; monitoring stock trading activities; preparing promotional materials; preparing company database; and managing staff of ten.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     The effect of the execution of the Agreement, discussed under Item 1 of this Form 8-K, was to transfer all of the assets of Duro Enzyme to the Company. Following the Exchange, the former shareholders of Duro Enzyme became the majority shareholders of the Company, holding 87.6% of the outstanding Common Stock of the Company, and the Company became the sole shareholder of Duro
Enzyme,  which  thereby  became  a  wholly-owned  subsidiary  of  the  Company.

     The offering of the Company's shares to Duro Enzyme shareholders was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D and/or Regulation S of the Securities Act of 1933, as amended (the "Act"). As a result, the Company's shares of Common Stock held by former Duro Enzyme shareholders are "restricted securities" subject to Rule 144 of the Act.

     As part of the Exchange, the one share of Common Stock of Duro Enzyme issued and outstanding was exchanged for 28,800,000 shares of Common Stock of the Company. Upon the close of the Exchange on October 16, 2000, the total issued and outstanding shares of the Company's common stock was 32,876,400 and the principal shareholders of the Company were as follows:

                                                                  PERCENTAGE OF
NAME AND POSITION                             NUMBER OF SHARES  OUTSTANDING SHARES
-----------------                             ----------------  -------------------
Robert L. Jackman - President and Treasurer          1,500,000                 4.6%
and Director
-----------------------------------------------------------------------------------
Dean Branconnier - Vice President and                1,600,000                 4.9%
Director
-----------------------------------------------------------------------------------
Jolene Fuller - Secretary and Director               1,625,000                 4.9%
-----------------------------------------------------------------------------------
ALL CURRENT DIRECTORS AND                            4,725,000                14.4%
OFFICERS AS A GROUP (3 Persons)
-----------------------------------------------------------------------------------

     The second step in the transaction will be to merge Duro Enzyme with and into the Company, thereby transferring the ownership of the assets from the wholly-owned subsidiary to its parent.

                     DESCRIPTION OF BUSINESS OF THE COMPANY

     The Company, a Nevada corporation formed on September 15, 1995, is a development stage company. Since May, 1997, the Company specialized in wholesaling a variety of handmade Monterey Jack cheeses to gourmet food stores, small grocery stores and hotels. The business has been suspended since the beginning of the year 2000 up to the present. Following the Exchange, the Company plans to focus all of its efforts on the business of Duro Enzyme, change its name to Duro Enzyme Products Inc. and its trading symbol accordingly.

     Further detailed information about the Company can be found in the Home.Web, Inc. Form 10-KSB for year ended December 31, 1999 (filed with the SEC on March 29, 2000).

                     DESCRIPTION OF BUSINESS OF DURO ENZYME

     Summary
     -------

     Duro Enzyme is structured as an integrated business with several subsidiaries dedicated to delivering distinct aspects of its overall mandate. The following shows how Duro Enzyme is organized to serve its clients and shareholders:

                           DURO ENZYMES PRODUCTS INC.
                           --------------------------
                           |                        |
                           |                        |
     DURO  ENZYME  SOLUTIONS  INC.          DURO  ENZYME  SOLUTIONS  INC.
     -----------------------------          -----------------------------
          (U.S.  Subsidiary)                    (Canadian  Subsidiary)
                   |                                         |
                   |                                         |
          DUROZYME PLANT                         DURO ENZYME MANAGEMENT
          --------------                         ----------------------


     Both of the Duro Enzyme Solutions Inc. subsidiaries are wholly owned by Duro Enzyme. The U.S. subsidiary owns 100% of the prototype DuroZyme Plant and holds the worldwide license to utilize and distribute products based on the 3SF Technology. The U.S. subsidiary is responsible for managing and operating Duro Enzyme's Technology Development Center, including researching and developing new products and the protection of intellectual property.

     The Canadian subsidiary owns 100% of Duro Enzyme Management, which is responsible for marketing, distributing, researching and siting DuroZyme plants, products and services. The Canadian subsidiary will also provide management and operations support services, arrange for and secure financing for the production of plants, arrange for and secure long-term put-or-pay contracts for selected specific input organic materials and arrange for and secure sales contracts for DuroZyme and specialty end products.

     The initial DuroZyme Plants will be wholly owned and operated by Duro Enzyme and run as autonomous business entities. Plants will be strategically sited in or near major urban centers. Each operating division and DuroZyme Plant under Duro Enzyme's corporate structure will have access to a large pool of skilled personnel, including experienced managers, business consulting professionals, research and process technicians, plant operators and general laborers.

     Products,  Process  and  Market  Opportunity
     --------------------------------------------

     DuroZyme Plants are delivered as a turnkey package. The Plants take in specific, selected organic materials and charge a processing fee to convert them to enzymes with unique, stable properties that have uses in environmental restoration and preservation and processing of consumer products, such as pharmaceutical, nutritional and health products. Specialty end products are also manufactured as byproducts with unique growth enrichment properties for wide agricultural use. DuroZyme Plants provide a comprehensive solution that is unique, stable and natural.

     The DuroZyme process is a 100% natural process that is provided by way of the exclusive 3SF Technology in environmentally-friendly DuroZyme Plants. The fermentation is carried out under aerobic conditions, at high temperatures, using natural organic substrates and using naturally occurring heat- and oxygen-loving microorganisms. The high temperatures pasteurize the input organic material and destroy pathogens and other undesirable organisms, including insects, insect eggs, larvae and worms. The aerobic conditions of the fermentation control obnoxious odors. The full range of heat-loving microorganisms naturally occurring on the input organic materials are provided with their natural food sources.

     The 3SF Technology is not limited by the unique growth or fermentation conditions of a specific microorganism like other commercial fermentation technologies used to produce enzymes. The microorganisms used in the DuroZyme process are not modified or manipulated in any way. No microorganisms are specifically added, and no chemical additives or synthetic media are needed. The input materials, process and products are all natural.

     The selection of specific natural raw materials and application of unique process conditions enable stable and natural enzymes to be tailor-produced to meet the needs of any enzyme application. Unique, stable and natural enzymes are obtained by separating solid-liquids from the fermented organic slurry. DuroZymes are recovered and purified from the liquid stream using specific steps. The DuroZymes and end products are packaged, marketed and distributed to the market from each of the strategically located plants.

     The  DuroZyme  process  and  3SF  Technology have the following attributes:

      -     efficient  -  continuous  production  of  commercial  DuroZymes;
            ---------
      -     aerobic  -  non-odor  producing;
            -------
      -     unique  -  processing  technologies  not  previously  available;
            ------
      -     flexible  and  robust  -  production  of virtually any  enzyme  type
            ---------------------
            through specific selection of input raw material and control of operating conditions;
      -     selective - one type  of input raw material yields one major type of
            ---------
            stable enzyme;  and
      -     cost-effective  -  very  high   value  DuroZyme   and  end  products
            --------------
            manufactured from low-value raw materials for which a processing fee is collected.

     Duro Enzyme has plans to build a prototype DuroZyme Plant in Langley, B.C., Canada, as a fully integrated manufacturing and technology development facility capable of processing up to 60 tons per day of specific, selected organic material. The cost of the prototype Plant is estimated at $10 million.

     The  DuroZyme  Plant
     --------------------

     The DuroZyme Plant is a state-of-the-art modular-built facility that utilizes the 3SF Technology and DuroZyme process. The highly engineered Plant is designed to be a stand-alone production facility. Each Plant takes up very little space, about 10,000 square feet. A Plant can be sited in or near urban or residential areas since it is operated with zero environmental impact. This is assured with use of an advanced air handling and water recovery system. The spent air is passed through a scrubber system to remove particulates before it is burnt off or thermally oxidized by the power co-generator. Operating from its own power generator, each Plant offers a self-sustaining high-temperature, aerobic fermentation system that is not dependent on utility power.

     Duro Enzyme plans to strategically site DuroZyme Plants throughout the world. Construction of Plants is planned to be at a rate of one per year and at an estimated cost of $8 million using debt financing. A total of five wholly owned DuroZyme Plants are projected within the first five years of operations.

     Marketplace  and  the  Duro  Enzyme  Solution
     ---------------------------------------------

     In 1998, the global industrial enzyme market was estimated to be worth about $2 billion. The addition of medicinal, pharmaceutical, health, dietary product and other consumer markets in which enzymes were used has increased the global enzyme market to just over $3 billion. The market is expected to grow to $6 billion within the next few years.(1) Despite the large number of applications, the global enzyme market represents a virgin market in terms of its value. Applications have been limited to the properties of available enzyme products. This has limited market expansion and growth. The introduction of the 3SF Technology provides a wider range of applications for enzyme use in the production of products and does so efficiently and naturally.

     Duro Enzyme believes the DuroZyme Plants provide specific generators of organic materials with a cost-effective and efficient way to manage these materials and divert them from the disposal chain. Duro Enzyme will work with generators to supply specific, high-quality single source or "pure" organic materials of consistent composition and volume. These materials may be in the form of liquids or solids and from sources including the following:

____________________
(1) Scientists Find Jobs Turning "Extremozymes' Into Industrial Catalysts. The Scientist, Vol. 10, No. 19, pp. 1-8 (1996); Enzymes Usher in a New Era. Chemical Engineering (July 1998); A Global Business Report on Enzymes (Industrial, Food & Research). Global Industry Analysts Inc., p. 750 (1997); U.S. Commercial
                                                                 ---------------
Enzyme  Markets.  Frost  &  Sullivan  Publishers,  p.  275  (1998);  Enzymes for
---------------
Industrial Applications: Products, Uses, Technologies and Economic Values. Publications Resource Group, p. 290 (1998); M.T. and B.L. Marrs, Extremophiles. Scientific American, p. 8 (April 1997).

     *     food  processors
               -     fish  and  fish  process  byproducts
               -     processed  fruit  and  vegetable  byproducts
               -     meat  trimmings  and  byproducts
               -     cheese  whey  and  other  dairy  byproducts
               -     grain  and  cereal  byproducts
               -     fruit  juices,  jams  and  their  byproducts
               -     brewery  byproducts
               -     winery  byproducts

     *     supermarkets,  other  food  retailers  and  restaurants
               -     fresh  produce
               -     meat  trimmings  and  bones
               -     fish  and  fish  products
               -     cereal  products  and  baked  goods
               -     fryer  oils  and  greases
               -     coffee  grounds  and  filters

     *     industrial  processors
               -     pulp  and  paper  byproducts
               -     tannery  residuals
               -     oil  refining  byproducts
               -     fermentation  byproducts

     *     miscellaneous  sources
               -     paper  and  cardboard
               -     corn  stalk,  straw  and  other  plant  biomass

     Duro Enzyme believes that high quality "pure" organics are plentiful and readily available to DuroZyme Plants, especially in urban areas where management and disposal of organic waste and associated environmental problems require solutions such as DuroZyme processing.


     The availability of unique, stable and natural enzyme products from the DuroZyme process opens untapped markets. DuroZymes demand a premium price in the marketplace because they expand enzyme application by being stable and available for a wider range of uses that usually destroy other enzymes. Other commercial enzymes range in price from $500.00 per ounce to more than $250,000.00 per ounce.(2)

-----------------------------
(2) A Global Business Report on Enzymes (Industrial, Food & Research). Global Industry Analysts Inc., p. 750 (1997); U.S. Commercial Enzyme Markets. Frost
                                         -------------------------------
&  Sullivan  Publishers,  p.  275  (1998);  Enzymes for Industrial Applications:
Products,  Uses, Technologies and Economic Values.  Publications Resource Group,
p.  290  (1998);  Biochemicals  and  Reagents  for Life Science Research.  SIGMA
                                                                           -----
Product  Catalog, Sigma-Aldrich Canada Ltd.  (1997); Anachemia Sciences Catalog.
----------------                                     --------------------------
Anachemia  Sciences  Ltd.  (1998).

DuroZymes open up enzyme markets by providing applications not previously available. Some of the products developed using the DuroZyme process are the following: pharmaceuticals; health products; cosmetics; analytical tests; diagnostic tests; home and commercial test kits; industrial processes, including pulp and paper manufacture, leather tanning and ethanol fuel production; food products; food production processes; animal feeds; soil remediation; water purification; organic waste reduction; and bioconversion technologies.

     DuroZymes manufactured at Duro Enzyme's prototype DuroZyme Plant will initially target the animal feed industry. A large number of different enzymes are used to increase feed quality, provide conversion efficiencies and increase the value and utilization of traditionally low value feed materials. Key enzymes are those that break down cellulose, a major component of straw, hay, corn stalk and other plant biomass and those that breakdown specific antinutritional and intolerance factors, including lignin, phytates and lactose.

     The specialty end products manufactured by each DuroZyme Plant are the bulk solids byproduct of the DuroZyme process. The specialty end products are enriched with residual DuroZymes not removed in the solids-liquids separation of the fermented organics. The end products also contain pre-digested solids and microbial biomass, which are highly stable and available forms of organic matter and nutrients. They are valuable as nutrients and growth enhancers for wide agricultural uses, including the following: specialty fish feeds; specialty animal feeds; feed enrichment additives; hydroponic growth media for greenhouse crop production; mushroom growth media; specialty plant fertilizers; fertilizer enrichment additives; and soil conditioners. These and other applications provide vertical integrated business opportunities to the main business of DuroZyme production.

     Competition
     -----------

     Approximately 70% of the commercial enzymes are products of microbial fermentation.(3) The microorganisms are specific bacteria, fungi or yeast, isolated from soils, water or other sources. Isolation and purification of the microorganisms is a time-consuming and resource intensive process, often involving trial and error in the laboratory and significant expense. Once obtained, the microorganism is usually modified so that it produces the desired enzyme in high yield by using genetic techniques. The enzymes are cultured in batches in large fermentation tanks.

----------------------------
(3) A Global Business Report on Enzymes (Industrial, Food & Research). Global Industry Analysts Inc., p. 750 (1997); U.S. Commercial Enzyme Markets. Frost
                                               -------------------------
&  Sullivan  Publishers,  p.  275  (1998);  Enzymes for Industrial Applications:
Products,  Uses, Technologies and Economic Values.  Publications Resource Group,
p. 290 (1998); Chemistry from Unknown Microbes. Science/Technology, Vol. 77, No. 1 (1999); Stroh, W.H., Trends in Use of Industrial Bioprocessing Enzymes for the 21st Century, Genetic Engineering News (September 15, 1994).

     Duro Enzyme believes the traditional method of batch fermentation that is relied upon by most producers of commercial enzymes is limiting.(4) The limitations include the following:

     - The microbial fermentation method depends upon the use of mild conditions to promote the growth ofthe enzyme producing microorganism that often produces an inactive form of enzyme.
     - The action of the enzyme products is greatest towards synthetic materials but show poor performance in commercial use with natural materials.
     - The genetic manipulation of the microorganisms or of the enzymes they produce results in non-natural microorganisms and/or non-natural products.
     - The expense of time, resources and money in the development and manufacture of specific enzymes is often significant which results in high prices for the resulting enzyme products and processes.
     - The manufacture of enzymes in batches is inefficient and does not meet the individual needs of many end-users.

     While a wide range of commercial enzymes are available, there is a need for enzymes with greater stability and unique properties. Unique and specialty enzymes command a premium price in the marketplace. The potential for substantial revenue has driven the formation of numerous small-scale specialty enzyme producers, as well as the development and increased use of high-tech genetic engineering methods to produce enzymes with desired properties. (5)

     Duro Enzyme believes the development of the 3SF Technology delivered by way of turnkey DuroZyme Plants is a major advance. The new technology avoids the limitations faced by existing enzyme producers. The technology does not depend on mild fermentation conditions or on a limited number of species of microorganisms. Rather, natural food sources are used, widening the applications for the DuroZyme process. The supply of single-source organic materials needed by DuroZyme Plants is readily accommodated by the millions of tons of organic waste produced each year throughout the world.

     Intellectual  Property  Protection
     ----------------------------------

     The DuroZyme Plant delivery system and exclusive 3SF Technology and commercial DuroZyme and specialty products will be protected through patents and trademarks. Duro Enzyme is in the process of filing for patent protection of the 3SF Technology in the United States and Canada. International filings will follow. Confidentiality policies will be internally implemented to protect Duro Enzyme's proprietary information.

_______________________
(4) Kristjansson, J.K., Thermophilic Organisms as Sources of Thermostable Enzymes, TIBTECH, Vol. 7, No. 12, pp. 349-353 (1989); The Enzymes from
Extreme Thermophiles: Bacterial Sources, Thermostabilities and Engineering / Biotechnology, Vol. 45, p. 57-98 (1992); Personal Communications with Kerr Anderson of the Dow Chemical Company.
(5) A Global Business Report on Enzymes (Industrial, Food & Research). Global Industry Analysts Inc., p. 750 (1997); U.S. Commercial Enzyme Markets. Frost &
                                        ------------------------------
Sullivan  Publishers,  p.  275  (1998);  Enzymes  for  Industrial  Applications:
Products,  Uses,  Technologies and Economic Values. Publications Resource Group,
p.  290  (1998).

     Sources  of  Revenue
     --------------------

     Duro Enzyme anticipates the following revenue sources: technology licensing fees; raw material processing fees; and end product sales, including specific DuroZymes, bulk growth-enrichment products and DuroZyme product blends.

     DuroZyme Plants are expected to be profitable within their first year of operation. This projection is based on the following assumptions:

     -     A  cost  of  $8  million  to  construct  the  Plant.
     - Operating capacity of up to 60 tons per day, with the Plant operating at 90% capacity by the end of the fist year with the remaining time allotted for startup, commissioning optimization and maintenance.
     - Capital cost to build a 60 ton per day DuroZyme Plant is projected to be $10 million, not including site development costs. - All Plants are wholly owned and debt financed over 10 years at 10% interest.
     - Conservative estimates project construction of one DuroZyme Plant per year and a more aggressive estimates project two or more Plants per year.
     - Plants are staffed by 12 persons - Plant Manager, Assistant Plant Manager, Office Clerk/Secretary, six Plant Operators and three Control Technicians.
     - Plants receive $50 per ton in processing fees, secured by long-term put-or-pay contracts between Duro Enzyme and local generators of specific organic materials. A 60 ton per day Plant operating at capacity 365 days per year will generate projected gross revenues of over $1 million per year in processing fees.
     - A single-source or "pure" organics stream with eight percent total solids will yield 4.8 tons of bulk solids byproduct per day from a 60 ton per day DuroZyme Plant operating at capacity. This specialty DuroZyme-enriched, end product is projected to sell for $500/ton, yielding annual gross revenues of over $875,000.
     - Every ton of input organic material containing eight percent total solids is projected to yield an ounce of DuroZyme product priced at $1,000 per ounce. A 60 ton per day Plant running at capacity over 365 days per year will generate projected annual gross revenues of over $20 million from sale of unique, stable and natural DuroZymes.

     The operating income depends upon the local tip fee structures, market demand for end products and specific enzyme product pricing. Operating costs depend on a number of factors, including local wages, utilities, taxes, finance fees, logistics of obtaining raw materials and end product distribution.

     Duro Enzyme projects completion of construction and commencement of full operation of its prototype DuroZyme Plant and Technology Development Center within its first year of operations. This facility will showcase Duro Enzyme's advanced technology, delivery systems and products.

     Employees
     ---------

     As of September 30, 2000, Duro Enzyme had seven consultants. Of the consultants, three were classified as executive officers, two as administrative personnel, and two sales and marketing. Duro Enzyme's employees do not belong to a collective bargaining unit, and Duro Enzyme is not aware of any labor union organizing activity.

     Corporate  Headquarters
     -----------------------

     Duro  Enzyme's  corporate  offices are located at 435 Martin Street, Blaine
Washington, 98230, where it sub-leases approximately 250 square feet at a monthly rate of US$400. Duro Enzyme also has offices at 8412 Armstrong Road, Langley, British Columbia, V1M 3P5, CANADA. There it leases approximately 5000 square feet at a monthly lease rate of US$3000.


ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  INFORMATION  AND  EXHIBITS

     FINANCIAL  STATEMENTS
     ---------------------

     Accompanying this Form 8-K are the financial statements of Duro Enzyme required by Regulation S-B, Item 310(c).

                  INDEX TO FINANCIAL STATEMENTS OF DURO ENZYME

Independent Auditors' Report, dated October 17, 2000  . . . . . . . . . . . .F-1

Consolidated Balance Sheet as at September 30, 2000 (audited). . . . . . . . F-2

Consolidated Statement of Loss for the ten months ended
September 30, 2000 (audited). . . . . . . . . . . . . . . . . . . . . . . .  F-3

Consolidated Statement of Changes in Financial Position for
 the ten months ended September 30, 2000 (audited). . . . . . . . . . . . . .F-4

Notes to Financial Statements  for  the  ten  months ended
September 30, 2000 (audited). . . . . . . . . . . . . . . . . . . . . . . . .F-5

     PRO  FORMA  FINANCIAL  INFORMATION
     ----------------------------------

     Accompanying this Form 8-K are the pro forma financial statements required by Regulation S-B, Item 310(d).

         INDEX TO PRO FORMA FINANCIAL STATEMENTS OF THE COMBINED ENTITY

Pro  Forma  Consolidated  Balance  Sheet  as  at
September 30, 2000 (unaudited). . . . . . . . . . . . . . . . . . . . . . . .F-7

Pro  Forma  Consolidated  Statement  of  Loss
for  the  nine  months  ended September  30,  2000
(unaudited). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-8

Pro Forma Consolidated Statement of Loss for the year ended
December  31,  1999  (unaudited). . . . . . . . . . . . . . . . . . . . . . .F-9


     EXHIBITS
     --------

     2.1 Agreement and Plan of Reorganization, executed August 1, 2000, by and between Home.Web, Inc. and Duro Enzyme Products Inc.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     Effective December 15, 2000, the Company has changed, by resolution of the Board of Directors pursuant to Article VII of the Company's bylaws, its fiscal year end from December 31st to September 30th. Hereafter, the Company will file quarterly reports on Form 10-QSB for periods ending December 31st, March 31st and June 30th, and an annual report on Form 10-KSB for the year ending September 30th. The Company will file a transition report on Form 10-KSB for the year ended September 30, 2000 within the prescribed period of time.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HOME.WEB,  INC.


Dated:   December  29,  2000               By:   /s/  Bob Jackman
      ----------------------                  ----------------------------
                                           Name:  Robert  L.  Jackman
                                           Title:  President

The  Raber  Mattuck  Group
Chartered  Accountants


  Suite 318, North Tower, Oakridge Centre, 650 West 41st Avenue, Vancouver B.C.,
                                     V5Z 2M9
         Telephone: (604) 435-5655    Facsimile: (604) 435-1913    E-mail:
                                rmca@uniserve.com
================================================================================

                                AUDITORS' REPORT

================================================================================


To  the  Shareholder  of  Duro  Enzyme  Products  Inc.:

We have audited the consolidated balance sheet of Duro Enzyme Products Inc. as at September 30, 2000 and the consolidated statements of loss and deficit and changes in financial position for the ten months then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at September 30, 2000 and the results of its operations and the changes in its financial position for the period ended in accordance with generally accepted accounting principles.


                                                /s/   "Raber Mattuck"
                                                --------------------------------
                                                           CHARTERED ACCOUNTANTS




Vancouver,  British  Columbia
October  17,  2000

                           DURO  ENZYME  PRODUCTS  INC.
                           CONSOLIDATED BALANCE SHEET
                            AS AT SEPTEMBER 30, 2000



                                                              U.S. $
                                                           ------------

ASSETS
------

CURRENT ASSET
     Accounts receivable                                   $         1
     Prepaid expenses                                           23,514
                                                           ------------
                                                                23,515

LICENSE (Note 2 (c) and 6 (a))                               1,000,000
                                                           ------------


TOTAL ASSETS                                               $ 1,023,515
                                                           ============


LIABILITIES & SHAREHOLDER'S EQUITY
----------------------------------

CURRENT LIABILITIES
     Accounts Payable (Note 3)                             $    27,446

     Note Payable (Note 4)                                   1,000,000
                                                           ------------
                                                             1,027,446
                                                           ------------

SHAREHOLDER'S EQUITY
--------------------

CAPITAL STOCK (Note 5)                                               1

DEFICIT                                                         (3,932)
                                                           ------------

                                                                (3,931)
                                                           ------------

                                                           $ 1,023,515
                                                           ============


                                      F - 2

                           DURO ENZYME PRODUCTS INC.
                        CONSOLIDATED STATEMENT OF LOSS
                FOR THE 10 MONTH PERIOD ENDED SEPTEMBER 30, 2000


                                                              U.S. $
                                                           ------------
EXPENSES
     Filing Fees                                                 2,699
     Interest Expense                                            1,233
                                                           ------------


NET LOSS AND DEFICIT                                       $     3,932
                                                           ============


                                      F - 3

                      DURO ENZYME PRODUCTS INC.
        CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION
            FOR THE 10 MONTH PERIOD ENDED SEPTEMBER 30, 2000


                                                              U.S. $
                                                           ------------

CASH RESOURCES PROVIDED BY (USED IN)
OPERATING ACTIVITES
     Net Loss                                              $    (3,932)

Cash generated from (used for) operating working capital
     Accounts receivable                                             1
     Prepaid expenses                                          (23,514)
     Accounts payable and accrued liabilities                   27,446
                                                           ------------

                                                                    (1)
                                                           ------------
CASH RESOURCES PROVIDED BY (USED IN)
FINANCING ACTIVITIES
     Share capital                                                   1
     Note Payable                                            1,000,000
                                                           ------------

                                                             1,000,001
                                                           ------------
CASH RESOURCES PROVIDED BY (USED IN)
INVESTING ACTIVITIES
     Acquisition of license                                 (1,000,000)
                                                           ------------

                                                            (1,000,000)
                                                           ------------

INCREASE (DECREASE) IN CASH                                          -

CASH AND TERM DEPOSITS, beginning of year                            -
                                                           ------------

CASH AND TERM DEPOSITS, end of year                        $         -
                                                           ============

                            DURO ENZYME PRODUCTS INC.
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE 10 MONTHS ENDED SEPTEMBER 30, 2000



1.   NATURE OF BUSINESS AND STATUS OF ACTIVITIES

     Duro Enzyme Products Inc. (the "Company") was incorporated in Nevada, USA on November 29, 1999, and is a private company.

     Duro Enzyme Products Inc. has the license to utilize and exploit the DuroZyme Plant and 3SF Technology anywhere in the world. Through application of the technology, the Company can manufacture unique, stable and natural enzymes and specialty end products.

     The Company has investments in two subsidiary, as follows:

     COMPANY                                                  NATURE OF BUSINESS

     Duro Enzyme Solutions Inc. (100% owned) -           Licensor of  Technology
     Nevada Corporation

     Duro Enzyme Solutions Inc. (100% owned) -           Canadian Subsidiary
     B.C. Corporation


2.   SIGNIFICANT ACCOUNTING POLICIES

(a)   PRINCIPLES  OF ACCOUNTING  These consolidated  financial  statements have been prepared in accordance with accounting  principles generally accepted in Canada applicable to a going concern,  which assumes that the Company will continue  operation for a reasonable period of time and will be able to realize its assets and discharge its  liabilities  and  commitments  in the normal  course of operations.

                                 These  principles  can differ in certain  material  respects from those accounting  principles  generally accepted in the
                                 United  States but no  material  differences  exist in these statements.

(b)   BASIS  OF  CONSOLIDATION  These  financial  statements  have been  prepared  using the purchase method of consolidation. The assets and liabilities of acquired  companies are initially recorded at their cost.
                                The results of  operations  of the  acquired  companies  are included  from the  dates of  acquisition.  All  significant intercompany  transactions and balances have been eliminated on consolidation.

                            DURO ENZYME PRODUCTS INC.
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE 10 MONTHS ENDED SEPTEMBER 30, 2000


2.   SIGNIFICANT ACCOUNTING POLICIES - CONT.

(c)  LICENSES    License  rights are recorded at cost and are  amortized on a straight-line basis over the license period (10 years) which is the Company's estimated period of benefit for these costs.


3.   ACCOUNTS PAYABLE

     Included in accounts payable is $25,213 US owing to the President, Director and Sole Shareholder of the Company.

4.   NOTE PAYABLE

     The Company, in connection with its acquisition of the license agreement (Note 6 (a)) is indebted by way of a $1,000,000 US note payable, due on demand at five percent (5%) rate of interest payable both before and after maturity. Interest of $1,233 US has been accrued but unpaid to September 30, 2000.

5.   CAPITAL STOCK

     The Company has authorized share capital of 25,000,000 common shares par value of $0.01US. Only 1 share has been issued.

6.   SIGNIFICANT AGREEMENTS

     The Company has entered into several significant agreements during the operating period as follows:

     a) License and Distribution Agreement. The Company, through its subsidiary entered into a License and Distribution Agreement on September 21, 2000 to utilize and exploit the DuroZyme plants and the advanced 3SF Technology anywhere in the world. The License is $1,000,000 US and was satisfied by a Note payable (Note 4). Amortization has not been recorded during the period (Note 2 (e)). The License Agreement also calls for an additional payment of two and one-half percent (2.5%) of gross revenue.

     b) Research and Development Service Agreement. The Company has entered two separate agreements (one for the United States and one for Canada) on September 21, 2000 to retain the services of a Consultant to be the Company's prime supplier, to provide research, development and related consulting services. These services are provided at a cost plus 15% rate. This contract is for five (5) years and renewable automatically if not terminated.

                                HOME.WEB,  INC.
                      PROFORMA - CONSOLIDATED BALANCE SHEET
                      As At September 30, 2000 (Unaudited)

                                                                U.S. $
                                                             ------------

ASSETS
------

CURRENT ASSET
     Accounts receivable                                     $     1,451
     Prepaid expenses                                             23,514
                                                             ------------
                                                                  23,515

CAPITAL ASSETS                                                    40,861
LICENSE                                                        1,000,000
TRADE NAME                                                        11,000
                                                             ------------

TOTAL ASSETS                                                 $ 1,076,826
                                                             ============


LIABILITIES & SHAREHOLDER'S EQUITY
----------------------------------

CURRENT LIABILITIES
     Accounts Payable                                        $    28,872
     Note Payable                                              1,000,000
     Loan from affiliate                                          25,962
                                                             ------------
                                                               1,054,834
                                                             ------------

SHAREHOLDER'S EQUITY
---------------------

CAPITAL STOCK                                                     27,508
PAID IN CAPITAL                                                1,347,493
DEFICIT                                                       (1,353,009)
                                                             ------------
                                                                  21,992

                                                             $ 1,076,826
                                                             ============


                                      F - 7

                            HOME.WEB, INC.
             PROFORMA - CONSOLIDATED STATEMENT OF LOSS
           For the 9 Month Period Ended September 30, 2000


                                                                U.S. $
                                                             ------------

EXPENSES
     Consulting Fees                                               2,929
     Filling Fees                                                  2,699
     Interest Expense                                              1,233
     Office supplies                                                  70
                                                             ------------

NET LOSS                                                     $     6,931
                                                             ============


                                      F - 8

                                HOME.WEB, INC.
                  PROFORMA - CONSOLIDATED STATEMENT OF LOSS
        For the 12 Month Period Ended December 31, 1999 (Unaudited)

                                                                U.S. $
                                                             ------------


REVENUE                                                              528
COST OF SALES                                                        523
                                                             ------------
    GROSS MARGIN                                                       5

EXPENSES
     Advertising                                                       7
     Consulting Fees                                               5,500
     Depreciation                                                  4,003
     Filling Fees                                                  1,000
     License and Taxes                                               145
     Office help                                                   1,591
     Office supplies                                                 588
     Travel                                                           54
     Rent                                                            248
     Business start up costs                                      15,318
                                                             ------------
TOTAL EXPENSES                                                    28,454
                                                             ------------
LOSS FROM OPERATION                                              (28,449)

OTHER INCOME (EXPENSES)
      Nondeductible penalties                                       (716)
      State tax expense                                           (1,600)
                                                             ------------
          Total other expense                                     (2,316)

NET LOSS                                                         (30,765)
                                                             ============

NET LOSS PER COMMON STOCK                                    $   (0.0011)
                                                             ------------

WEIGHTED AVERAGE OF SHARES OUTSTANDING                        27,157,000
                                                             ------------

                                  EXHIBIT INDEX

      2.1 Agreement and Plan of Reorganization, executed August 1, 2000, by and between Home.Web, Inc. and Duro Enzyme Products Inc.